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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                               FOSTER WHEELER LTD.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Bermuda                    001-31305                     22-3802649
--------------------    ------------------------     ----------------------
 (State or Other        (Commission File Number)         (IRS Employer
 Jurisdiction of                                       Identification No.)
 Incorporation)

Perryville Corporate Park, Clinton, New Jersey              08809-4000
----------------------------------------------       ----------------------
   (Address of Principal Executive Offices)                 (Zip Code)


                                 (908) 730-4000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                               TABLE OF CONTENTS


Item 5. Other Events.

        On January 26, 2004, certain subsidiaries of Foster Wheeler Ltd. executed financing and security agreements which appear as Exhibits 99.1 through
99.6 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements:

                  None.

         (b)      Pro Forma Financial Information:

                  None.

         (c)      Exhibits:

                  99.1 Financing Agreement, dated as of January 26, 2004, between by and among the parties therein referred to as Borrowers, the parties therein referred to as Guarantors, the other parties named therein, the financial institutions from time to time party thereto referred to therein as Lenders, Saberasu Japan Investments II B.V., as collateral agent for the Lenders, and Saberasu Japan Investments II B.V., as administrative agent for the Lenders.

                  99.2 Deed of Charge, dated as of January 26, 2004, between Foster Wheeler (QLD) Pty Limited and Saberasu Japan Investments II B.V.

                  99.3 Deed of Charge, dated as of January 26, 2004, between Foster Wheeler (QLD) Pty Limited and Saberasu Japan Investments II B.V.

                  99.4 Security Agreement, dated as of January 26, 2004, between the companies identified therein in Schedule 1 and Saberasu Japan Investments II B.V.

                  99.5 Cession, dated as of January 26, 2004, between Foster Wheeler South Africa (Proprietary) Limited and Saberasu Japan Investments II B.V.

                  99.6 Standard Security Agreement, dated as of January 26, 2004, between Foster Wheeler Energy Limited and Saberasu Japan Investments II B.V.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FOSTER WHEELER LTD.


DATE:  January 28, 2004                      By:  /s/ Lisa Fries Gardner
                                                  ----------------------------
                                                  Lisa Fries Gardner
                                                  Vice President and Secretary



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                                 EXHIBIT INDEX


Exhibit
Number                           Description
------                           -----------

99.1 Financing Agreement, dated as of January 26, 2004, between by and among the parties therein referred to as Borrowers, the parties therein referred to as Guarantors, the other parties named therein, the financial institutions from time to time party thereto referred to therein as Lenders, Saberasu Japan Investments II B.V., as collateral agent for the Lenders, and Saberasu Japan Investments II B.V, as administrative agent for the Lenders.

99.2     Deed of Charge, dated as of January 26, 2004, between Foster Wheeler
         (QLD) Pty Limited and Saberasu Japan Investments II B.V.

99.3     Deed of Charge, dated as of January 26, 2004, between Foster Wheeler
         (QLD) Pty Limited and Saberasu Japan Investments II B.V.

99.4 Security Agreement, dated as of January 26, 2004, between the companies identified therein in Schedule 1 and Saberasu Japan Investments II B.V.

99.5 Cession, dated as of January 26, 2004, between Foster Wheeler South Africa (Proprietary) Limited and Saberasu Japan Investments II B.V.

99.6 Standard Security Agreement, dated as of January 26, 2004, between Foster Wheeler Energy Limited and Saberasu Japan Investments II B.V.